UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Chinook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37345	94-3348934
(Commission File No.)	(IRS Employer Identification No.)

400 Fairview Avenue North, Suite 900

Seattle, WA

(Address of principal executive offices)

98109

(Zip Code)

Registrant’s telephone number, including area code: (206) 485-7241

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KDNY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2023, Chinook Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 below, at the Annual Meeting, stockholders approved an amendment to the 2015 Equity Incentive Plan (the “2015 Amended EIP”). The Company’s Board of Directors (the “Board”) had previously approved the 2015 Amended EIP, subject to stockholder approval.

A description of the material terms of the 2015 Amended EIP is contained in the section entitled “Proposal No. 5 Amendment of the Company’s 2015 Equity Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). Such description is incorporated into this Item 5.02 by reference. Such description also does not purport to be complete and is qualified in in its entirety by reference to the full text of the 2015 Amended EIP, a copy of which is included in the Proxy Statement as Appendix B.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2023, the Company held its 2023 Annual Meeting and the following proposals were adopted:

1.

Election of two Class II directors, Michelle Griffin and Eric Dobmeier, each to serve three-year terms through the 2026 annual meeting of stockholders and until a successor has been elected and qualified or until earlier resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Michelle Griffin	48,987,142	9,587,613	3,942,736
Eric Dobmeier	49,802,018	8,772,737	3,942,736

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Shares For	Shares Against	Shares Abstaining
62,497,318	16,426	3,747

3.	Non-binding advisory approval on the compensation of our named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
56,172,079	2,399,491	3,185	3,942,736

4.

Approval of an amended and restated certificate of incorporation to authorize exculpation of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
55,218,001	3,351,128	5,626	3,942,736

5.	Approval of an amendment to the Company’s 2015 Equity Incentive Plan:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
33,850,637	24,718,292	5,826	3,942,736

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2023		Chinook Therapeutics, Inc.

	By:	/s/ Eric L. Dobmeier
Eric L. Dobmeier
President and Chief Executive Officer